Exhibit 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18

U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Fareed Khan, the Chief Financial Officer (Principal Financial Officer) of Enjoy Technology, Inc. (the “Company”), hereby certify, that, to my knowledge:

1.

The Annual Report on Form 10-K for the year ended December 31, 2021 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 25, 2022

/s/ Fareed Khan
Name: Fareed Khan
Title: Chief Financial Officer (Principal Financial Officer)